Exhibit 32.B

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Infrax Systems, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Talari, Principal Financial & Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2017

/s/ Sam Talari

Sam Talari, Principal Financial & Accounting Officer